15.A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  HO CHI MINH CITY     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: VIETNAM      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: SAUDI BRITISH BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  RIYADH	State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SAUDI ARABIA	Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: UNICREDIT BANK SERBIA JSC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  BELGRADE	State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SERBIA	Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X



   A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ABU DHABI	State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES	Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

   A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  Jerusalem	State:    Zip Code:  Zip Ext.:
   D) Foreign Country: PALESTINE	Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  Dubai 	State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES	Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X



   A) Custodian/Sub-custodian: CITIGROUP PTY. LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SYDNEY 	State:    Zip Code:  Zip Ext.:
   D) Foreign Country: AUSTRALIA	Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

   A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  MUMBAI 	State:    Zip Code:  Zip Ext.:
   D) Foreign Country: INDIA	Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

   A) Custodian/Sub-custodian: SUMITOMO MITSUI BANKING CORP.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  TOKYO   State:    Zip Code:  Zip Ext.:
   D) Foreign Country: JAPAN    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: THE HONGKONG AND SHANGHAI BANKING CORP., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SEOUL   State:    Zip Code:  Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: UNITED OVERSEAS BANK LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SINGAPORE   State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SINGAPORE   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

   A) Custodian/Sub-custodian: CREDIT SUISSE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ZURICH   State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SWITZERLAND Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

   A) Custodian/Sub-custodian: STANDARD BANK OF SOUTH AFRICA LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  JOHANNESBURG        State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SOUTH AFRICA Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X